UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): DECEMBER 29, 2008

CONSOLIDATED GRAPHICS, INC.
(Exact name of registrant as specified in its charter)

TEXAS	001-12631	76-0190827
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5858 WESTHEIMER, SUITE 200 HOUSTON, TEXAS	77057
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 787-0977

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 — DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

(c) Amended and Restated Employment Agreements and Change in Control Agreement

On December 29, 2008, Consolidated Graphics, Inc. (the “Company”) entered into an Amended and Restated Employment Agreement (the “Amended Davis Employment Agreement”) with Joe R. Davis, our Chairman of the Board and Chief Executive Officer. The Amended Davis Employment Agreement replaces and supersedes the employment agreement previously entered into by the Company and Mr. Davis effective on May 22, 2008 (the “May Employment Agreement”). The Amended Davis Employment Agreement was entered into primarily to make certain amendments to the May Employment Agreement to comply with Section 409A of the Internal Revenue Code, as amended (the “Code”), and other ministerial clarifications. In addition, pursuant to the Amended Davis Employment Agreement, the contractual restrictions originally imposed by the terms of that certain employment agreement dated February 13, 2006 between the Company and Mr. Davis, on the ability of Mr. Davis to sell the underlying common stock issuable upon the exercise of 600,000 stock options, have been removed. Through December 29, 240,000 of the 600,000 shares of common stock underlying stock options were no longer restricted from sale. Other than the removal of such sales restrictions, the terms of the Amended Davis Employment Agreement are substantially similar to the terms and provisions of the May Employment Agreement as described in the Form 8-K filed by the Company with the Securities and Exchange Commission (“SEC”) on May 29, 2008, under the heading “Employment Agreement”, which description is incorporated herein by reference, except that no new stock options were granted pursuant to such agreement. Such description is qualified in its entirety by the actual terms of such agreement, a copy of which is filed herewith as Exhibit 10.1 and incorporated herein by reference. Please refer to the exhibit for a copy of the actual agreement.

On December 29, 2008, the Company also entered into an Amended and Restated Employment Agreement and an Amended and Restated Change in Control Agreement (the “Amended Biro Agreements”) with Jon C. Biro, our Executive Vice President and Chief Financial and Accounting Officer. The Amended Biro Agreements replace and supersede the employment agreement and change in control agreement previously entered into by the Company and Mr. Biro effective on January 14, 2008 (the “January Agreements”). The Amended Biro Agreements were entered into primarily to make certain amendments to the January Agreements to comply with Section 409A of the Code, and other ministerial clarifications. The terms of the Amended Biro Agreements are substantially similar to the terms and provisions of the January Agreements as described in the Form 8-K filed by the Company with the SEC on January 18, 2008, which description in incorporated herein by reference, except that no new stock options were granted pursuant to the Amended and Restated Employment Agreement. Such description is qualified in its entirety by the actual terms of such agreements, copies of which are filed herewith as Exhibits 10.2 and 10.3 and incorporated herein by reference. Please refer to the exhibits for a copy of the actual agreements.

ITEM — 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) EXHIBITS

The following exhibit is filed herewith:

10.1	Amended and Restated Employment Agreement, executed on December 29, 2008, but effective as of May 22, 2008, between Joe R. Davis and the Company.

10.2	Amended and Restated Employment Agreement, executed on December 29, 2008, but effective as of January 14, 2008, between Jon C. Biro and the Company.

10.3	Amended and Restated Change in Control Agreement, executed on December 29, 2008, but effective as of January 14, 2008, between Jon C. Biro and the Company.

SIGNATURE

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934,
THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY
THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

CONSOLIDATED GRAPHICS, INC.
                     (Registrant)

By: /s/ Jon C. Biro
Jon C. Biro
Executive Vice President and Chief Financial
and Accounting Officer

Date: December 30, 2008

Exhibit Index

Exhibit Number	Description
10.1	Amended and Restated Employment Agreement, executed on December 29, 2008, but effective as of May 22, 2008, between Joe R. Davis and the Company.
10.2	Amended and Restated Employment Agreement, executed on December 29, 2008, but effective as of January 14, 2008, between Jon C. Biro and the Company.
10.3	Amended and Restated Change in Control Agreement, executed on December 29, 2008, but effective as of January 14, 1008, between Jon C. Biro and the Company.